UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-05150

Cornerstone Strategic Investment Fund, Inc.
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Jesse Halle, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Cornerstone Strategic

Investment Fund, Inc.

December 31, 2024

CONTENTS

Letter to Stockholders	1
Performance Information	4
Portfolio Summary	5
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
2024 Tax Information	22
Additional Information Regarding the Fund’s Directors and Corporate Officers	23
Fund Investment Objectives, Policies and Risks	25
Description of Dividend Reinvestment Plan	34
Proxy Voting and Portfolio Holdings Information	36
Summary of General Information	36
Stockholder Information	36

Letter to Stockholders

January 31, 2025

Dear Fellow Stockholders:

The following is the annual report for Cornerstone Strategic Investment Fund, Inc. (the “Fund”) for the year ended December 31, 2024. At the end of the year, the Fund’s net assets were $1,746.2 million and the Net Asset Value per share (“NAV”) was $7.03. The share price closed at $8.59. After reflecting the reinvestment of monthly distributions totaling $1.30 per share, the Fund achieved a total investment return at market value of 43.57% for the year ended December 31, 2024.

Economic and Market Summary

Positive macroeconomic indicators in 2024 included strong productivity growth, a softening yet resilient labor market, and effective Federal Reserve (the “Fed”) policies which responded to rising prices. Employment was a bright spot as employers added over two million jobs in 2024, which was less significant than the growth in 2023, but more than double the number expected by economists heading into the year. Roughly 75% of these new positions were concentrated in healthcare and social assistance, leisure and hospitality, and government. Later in the year, hiring broadened across service industries such as retail, professional and business services, information, and finance. Meanwhile, borrowing costs started to ease in 2024 as interest rates retreated from multiyear highs, reflecting the Fed’s first monetary easing campaign since 2020. The central bank announced three rate cuts in the second half of the year, dropping the federal funds rate 1.0% in total. At their December meeting, Fed officials surprised markets by projecting only two further reductions in 2025, implying that borrowing costs may stabilize at a level higher than anticipated by investors. Since peaking most recently in 2022, the rate of inflation growth slowed substantially from prior years, although it was still positive in 2024. Inflation data toward the end of 2024 implied slowing progress in bringing price pressures into alignment with Fed targets. Reaccelerating inflation is a potential concern due to continued bullish performance of the stock market.

Portfolio

Most of the Fund’s portfolio comprises domestic large-cap stocks, which performed very well in 2024, matching the bullish gains seen in 2023 and driving the S&P 500 to new highs. Other than pullbacks in April and late summer, the stock market saw steady gains throughout the year. All stock market sectors ended the year with gains, except materials, which ended in the negative. For the second year in a row, communication services and information technology outpaced the rest of the market. The “Magnificent Seven” stocks comprised of Apple, Microsoft, Alphabet, Amazon.com, Nvidia, Tesla, and Meta Platforms, generated about half the gains in the stock market for 2024. Although the financials sector trailed the broader market in 2023, it jumped to the fourth highest-gaining sector in 2024. Our investing approach considers overall sector weighting and individual positions within each sector to balance the best potential for positive performance while taking advantage of occasional inefficiencies when prudent. This approach adds objectivity through sector discipline and reduces volatility while providing a conservative path to consistent long-term returns. In 2024, the strength of Nvidia, Apple, and Amazon boosted overall returns. In contrast, Adobe, Comcast, and Nike underperformed. The Fund benefitted from positive NAV performance and some discount widening and narrowing in the closed-end fund industry at different times throughout the year. Closed-end funds have an elastic effect on the Fund’s performance, sometimes benefiting performance and sometimes lagging depending on the broader market.

1

Letter to Stockholders (continued)

Managed Distribution Policy

The Fund has maintained its policy of regular distributions to stockholders, which continues to be popular with investors. These distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. The policy of maintaining regular monthly distributions is designed to enhance stockholder value by increasing liquidity for individual investors and providing greater flexibility to manage their investment in the Fund. As always, stockholders can take their distributions in cash or reinvest them in shares of the Fund pursuant to the Fund’s reinvestment plan. Pursuant to the Fund’s distribution policy, the monthly distribution amount for the year 2025 was reset to $0.1224 per share. The Board of Directors again approved a distribution percentage of 21% of net assets for the calendar year 2025. Under this policy, the annual percentage rate was applied to the Fund’s NAV at the end of October 2024 in order to determine the monthly distribution amount for 2025. The Board of Directors believes that the Fund’s distribution policy maintains a stable, high rate of distribution for stockholders. As always, the monthly distributions are reviewed and approved by the Board of Directors throughout the year and are subject to change at their discretion. In addition, be sure to note the Fund’s reinvestment plan which may provide additional benefit to participating stockholders, as explained further below. Please read the disclosure notes in the Fund’s report for details on the Fund’s distribution policy and reinvestment plan. As in previous years, stockholders receive a final determination of the total distribution attributable to income, capital gains, or return-of-capital after the end of each year. The allocation among these categories may vary greatly from year to year. In any given year, there is no guarantee that the Fund’s investment returns will exceed the amount of the distributions. To the extent that the amount of distributions taken in cash exceeds the total net investment returns of the Fund, the assets of the Fund will decline. If the total net investment returns exceed the amount of cash distributions, the assets of the Fund will increase. In both cases, the Fund’s individual stockholders have complete flexibility to take their distributions in cash or to reinvest in Fund shares through the Fund’s reinvestment plan, and they can change this election as they desire.

Distribution Reinvestment Considerations

The Fund’s distribution reinvestment plan may at times provide significant benefits to plan participants; therefore, stockholders should evaluate the advantages of reinvesting their distribution payments through the plan. Under the plan, the method for determining the number of newly issued shares received when distributions are reinvested is determined by dividing the amount of the distribution either by the Fund’s last reported NAV or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the distribution, whichever is lower. When the Fund trades at a premium to its NAV, as it has in recent history, stockholders may find that reinvestments through the plan provide potential advantages worth considering.

Outlook

The U.S. political environment has led to significant uncertainty about the future of the stock market. With the conclusion of the November elections, stocks jumped, boosted by expectations that businesses would profit from lower taxes and more lax regulations. However, some suggested policy changes may prove to be inflationary. Recession fears have faded as some of the risks that had worried markets failed to materialize. Consumer sentiment has remained positive, but consumers excess savings built up during the pandemic period are running low. Although technology stocks played an outsized role in stock market performance last year, other sectors could benefit from less regulation and pro-growth fiscal policies. We believe many factors

2

Letter to Stockholders (concluded)

suggest a bullish outlook for 2025. However, with a new presidential administration assuming office, the investment landscape could shift in unpredictable ways. Bull markets are never permanent, and transitions often bring a degree of uncertainty.

The Fund’s Board of Directors, its officers, and its investment adviser appreciate your ongoing support. We are all aware that investors have placed their trust in us. We know you have a choice, and we all remain committed to continuing to provide our service to you.

Joshua G. Bradshaw Portfolio Manager	Daniel W. Bradshaw Portfolio Manager

3

Cornerstone Strategic Investment Fund, Inc. Performance Information – as of December 31, 2024 (unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cornerstone Strategic Investment Fund, Inc. at Market Value versus the S&P 500® Index

Average Annual Total Returns (for periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Cornerstone Strategic Investment Fund, Inc. at Market Value(a)	43.57%	17.98%	14.99%
S&P 500® Index(b)	25.02%	14.53%	13.10%

(a)

The Fund’s investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or the deduction of taxes a stockholder would pay on Fund distributions or the sale of Fund shares.

(b)

The S&P 500 Index tracks the stocks of 500 large companies. The index does not reflect expenses, fees, or sales charges, which would lower performance. The index is unmanaged and is not available for investment.

4

Cornerstone Strategic Investment Fund, Inc. Portfolio Summary – As Of December 31, 2024 (Unaudited)

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	24.4
Financials	12.3
Consumer Discretionary	11.0
Health Care	9.0
Communication Services	8.9
Exchange-Traded Funds	8.6
Closed-End Funds	7.2
Industrials	6.6
Consumer Staples	6.3
Energy	2.2
Utilities	1.8
Materials	0.6
Real Estate	0.5
Other	0.6

TOP TEN HOLDINGS, BY ISSUER

	Holding	Sector	Percent of Net Assets
1.	Apple Inc.	Information Technology	7.4
2.	NVIDIA Corporation	Information Technology	5.5
3.	Microsoft Corporation	Information Technology	5.5
4.	Alphabet Inc. - Class C	Communication Services	4.6
5.	Amazon.com, Inc.	Consumer Discretionary	4.5
6.	Technology Select Sector SPDR® Fund (The)	Exchange-Traded Funds	2.9
7.	Tesla, Inc.	Consumer Discretionary	2.8
8.	Industrial Select Sector SPDR® Fund (The)	Exchange-Traded Funds	2.1
9.	Meta Platforms, Inc. - Class A	Communication Services	1.9
10.	JPMorgan Chase & Co.	Financials	1.5

5

Cornerstone Strategic Investment Fund, Inc. Schedule of Investments – December 31, 2024

Description	No. of Shares	Value
EQUITY SECURITIES — 99.43%
CLOSED-END FUNDS — 7.24%

CONVERTIBLE SECURITY FUNDS — 0.03%
Bancroft Fund Ltd.	25,215	$446,558
Gabelli Convertible & Income Securities Fund Inc. (The)	11,802	44,966
Virtus Convertible & Income Fund	26,100	90,567
Virtus Diversified Income & Convertible Fund	352	7,726
		589,817
DIVERSIFIED EQUITY — 1.49%
Eaton Vance Tax-Advantaged Dividend Income Fund	510,921	12,287,649
General American Investors Company, Inc.	159,161	8,118,803
John Hancock Tax-Advantaged Dividend Income Fund	13,790	303,656
Liberty All-Star® Equity Fund	12,600	87,570
Liberty All-Star® Growth Fund, Inc.	716,623	4,048,920
Tri-Continental Corporation	35,688	1,130,953
		25,977,551
GENERAL BOND FUNDS — 0.01%
Ares Dynamic Credit Allocation Fund, Inc.	17,100	258,381

GLOBAL — 1.02%
Eaton Vance Tax-Advantaged Global Dividend Income Fund	657,456	11,985,423
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	184,497	4,660,394
Gabelli Global Small and Mid Cap Value Trust (The)	6,477	75,781
GDL Fund (The)	113,493	910,214
Royce Global Value Trust, Inc.	17,857	191,461
		17,823,273
HIGH YIELD FUNDS LEVERAGED — 0.04%
BlackRock Corporate High Yield Fund, Inc.	62,411	612,252

INCOME & PREFERRED STOCK — 0.73%
Calamos Strategic Total Return Fund	714,571	12,655,052
John Hancock Preferred Income Fund II	3,692	61,103
		12,716,155
NATURAL RESOURCES — 0.07%
Adams Natural Resources Fund, Inc.	53,573	1,164,677

OPTION ARBITRAGE/OPTIONS STRATEGIES — 3.26%
BlackRock Enhanced Capital and Income Fund, Inc.	432,081	8,684,828
Eaton Vance Risk-Managed Diversified Equity Income Fund	322,124	2,998,974
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	804,779	11,596,866
First Trust Enhanced Equity Income Fund	21,603	447,398
Nuveen Dow 30SM Dynamic Overwrite Fund	401,920	6,052,915
Nuveen NASDAQ 100 Dynamic Overwrite Fund	690,900	18,688,844

See accompanying notes to financial statements.

6

Cornerstone Strategic Investment Fund, Inc. Schedule of Investments – December 31, 2024 (continued)

Description	No. of Shares	Value
OPTION ARBITRAGE/OPTIONS STRATEGIES (Continued)
Nuveen S&P 500 Buy-Write Income Fund	582,625	$8,150,924
Nuveen S&P 500 Dynamic Overwrite Fund	20,161	357,858
		56,978,607
REAL ESTATE — 0.06%
CBRE Global Real Estate Income Fund	50,121	241,082
Cohen & Steers Quality Income Realty Fund, Inc.	10,000	122,400
Cohen & Steers REIT and Preferred and Income Fund, Inc.	12,221	255,419
Cohen & Steers Total Return Realty Fund, Inc.	27,343	316,632
Neuberger Berman Real Estate Securities Income Fund Inc.	33,400	118,570
		1,054,103
SECTOR EQUITY — 0.31%
GAMCO Global Gold, Natural Resources & Income Trust	127,101	479,171
John Hancock Financial Opportunities Fund	135,651	4,841,384
		5,320,555
UTILITY — 0.22%
BlackRock Utilities, Infrastructure & Power Opportunities Trust	99,066	2,321,117
Cohen & Steers Infrastructure Fund Inc.	65,687	1,579,115
		3,900,232

TOTAL CLOSED-END FUNDS		126,395,603

COMMON STOCKS — 83.58%
COMMUNICATION SERVICES — 8.88%
Alphabet Inc. - Class C	423,800	80,708,472
Comcast Corporation - Class A	164,400	6,169,932
Meta Platforms, Inc. - Class A	56,400	33,022,764
Netflix, Inc. *	16,600	14,795,912
T-Mobile US, Inc.	38,100	8,409,813
Verizon Communications Inc.	115,400	4,614,846
Walt Disney Company (The)	66,600	7,415,910
		155,137,649
CONSUMER DISCRETIONARY — 10.95%
Amazon.com, Inc. *	358,600	78,673,254
AutoZone, Inc. *	600	1,921,200
Booking Holdings Inc.	2,000	9,936,840
Chipotle Mexican Grill, Inc. *	55,000	3,316,500
eBay Inc.	24,200	1,499,190
General Motors Company	46,500	2,477,055
Hilton Worldwide Holdings Inc.	8,500	2,100,860
Home Depot, Inc. (The)	37,800	14,703,822
Lowe’s Companies, Inc.	22,000	5,429,600
McDonald’s Corporation	21,500	6,232,635
NIKE, Inc. - Class B	41,000	3,102,470
O’Reilly Automotive, Inc. *	2,700	3,201,660
Ross Stores, Inc.	9,000	1,361,430
Starbucks Corporation	32,500	2,965,625
Tesla, Inc. *	122,600	49,510,784
TJX Companies, Inc. (The)	39,200	4,735,752
		191,168,677
CONSUMER STAPLES — 6.25%
Altria Group, Inc.	50,400	2,635,416
Archer-Daniels-Midland Company	8,800	444,576
Coca-Cola Company (The)	246,200	15,328,412

See accompanying notes to financial statements.

7

Cornerstone Strategic Investment Fund, Inc. Schedule of Investments – December 31, 2024 (continued)

Description	No. of Shares	Value
CONSUMER STAPLES (Continued)
Colgate-Palmolive Company	25,231	$2,293,750
Constellation Brands, Inc. - Class A	2,300	508,300
Costco Wholesale Corporation	21,500	19,699,805
Dollar General Corporation	7,600	576,232
General Mills, Inc.	11,800	752,486
Hershey Company (The)	5,200	880,620
Keurig Dr Pepper Inc.	32,500	1,043,900
Kimberly-Clark Corporation	4,900	642,096
Kraft Heinz Company (The)	18,400	565,064
Mondelēz International, Inc. - Class A	44,000	2,628,120
Monster Beverage Corporation *	61,500	3,232,440
PepsiCo, Inc.	57,300	8,713,038
Philip Morris International Inc.	60,700	7,305,245
Procter & Gamble Company (The)	86,300	14,468,195
Target Corporation	11,400	1,541,052
Walmart Inc.	285,700	25,812,995
		109,071,742
ENERGY — 2.25%
Chevron Corporation	56,500	8,183,460
ConocoPhillips	40,700	4,036,219
Devon Energy Corporation	31,200	1,021,176
Exxon Mobil Corporation	188,363	20,262,208
Kinder Morgan, Inc. - Class P	121,900	3,340,060
Occidental Petroleum Corporation	36,600	1,808,406
Phillips 66	2,000	227,860
Schlumberger Limited	4,300	164,862
Valero Energy Corporation	100	12,259
Williams Companies, Inc. (The)	3,100	167,772
		39,224,282
FINANCIALS — 12.28%
Aflac Incorporated	16,500	1,706,760
American Express Company	23,500	6,974,565
American International Group, Inc.	8,100	589,680
Aon plc - Class A	9,300	3,340,188
Arthur J. Gallagher & Co.	8,000	2,270,800
Bank of America Corporation	361,300	15,879,135
Berkshire Hathaway Inc. - Class B *	57,800	26,199,584
BlackRock, Inc.	5,400	5,535,594
Capital One Financial Corporation	3,700	659,784
Charles Schwab Corporation (The)	83,100	6,150,231
Chubb Limited	13,500	3,730,050
Citigroup Inc.	122,600	8,629,814
CME Group Inc.	13,300	3,088,659
Fiserv, Inc. *	12,100	2,485,582
Goldman Sachs Group, Inc. (The)	13,500	7,730,370
Intercontinental Exchange, Inc.	18,300	2,726,883
JPMorgan Chase & Co.	112,200	26,895,462
Marsh & McLennan Companies, Inc.	18,300	3,887,103
Mastercard Incorporated - Class A	33,200	17,482,124
MetLife, Inc.	22,200	1,817,736
Moody’s Corporation	8,100	3,834,297
Morgan Stanley	64,900	8,159,228
MSCI Inc.	3,800	2,280,038

See accompanying notes to financial statements.

8

Cornerstone Strategic Investment Fund, Inc. Schedule of Investments – December 31, 2024 (continued)

Description	No. of Shares	Value
FINANCIALS (Continued)
PayPal Holdings, Inc. *	52,100	$4,446,735
PNC Financial Services Group, Inc.	14,100	2,719,185
Progressive Corporation (The)	26,700	6,397,587
S&P Global Inc.	11,700	5,826,951
Travelers Companies, Inc. (The)	3,000	722,670
U.S. Bancorp	58,700	2,807,621
Visa, Inc. - Class A	62,000	19,594,480
Wells Fargo & Company	140,900	9,896,816
		214,465,712
HEALTH CARE — 8.95%
Abbott Laboratories	59,000	6,673,490
AbbVie Inc.	55,700	9,897,890
Amgen Inc.	18,700	4,873,968
Becton, Dickinson and Company	1,800	408,366
Biogen Inc. *	3,600	550,512
Boston Scientific Corporation *	51,300	4,582,116
Bristol-Myers Squibb Company	74,800	4,230,688
Centene Corporation *	4,800	290,784
Cigna Group (The)	11,600	3,203,224
CVS Health Corporation	12,800	574,592
Danaher Corporation	26,900	6,174,895
DexCom, Inc. *	13,600	1,057,672
Edwards Lifesciences Corporation *	2,700	199,881
Elevance Health, Inc.	8,700	3,209,430
Eli Lilly and Company	32,900	25,398,800
Gilead Sciences, Inc.	51,200	4,729,344
HCA Healthcare, Inc.	10,500	3,151,575
Humana Inc.	4,200	1,065,582
Intuitive Surgical, Inc. *	8,500	4,436,660
IQVIA Holdings Inc. *	4,600	903,946
Johnson & Johnson	82,400	11,916,688
McKesson Corporation	5,200	2,963,532
Medtronic plc	35,500	2,835,740
Merck & Co., Inc.	94,800	9,430,704
Mettler-Toledo International Inc. *	700	856,576
Pfizer Inc.	170,100	4,512,753
Regeneron Pharmaceuticals, Inc. *	4,300	3,063,019
Solventum Corporation *	3,625	239,468
Stryker Corporation	14,400	5,184,720
Thermo Fisher Scientific Inc.	15,300	7,959,519
UnitedHealth Group Incorporated	35,300	17,856,858
Vertex Pharmaceuticals Incorporated *	9,700	3,906,190
		156,339,182
INDUSTRIALS — 6.63%
3M Company	9,600	1,239,264
Automatic Data Processing, Inc.	11,700	3,424,941
Boeing Company (The) *	29,300	5,186,100
Carrier Global Corporation	14,700	1,003,422
Caterpillar Inc.	26,400	9,576,864
Cintas Corporation	5,600	1,023,120
CSX Corporation	112,100	3,617,467
Cummins Inc.	3,400	1,185,240
Deere & Company	16,300	6,906,310
Eaton Corporation plc	10,700	3,551,009
Emerson Electric Co.	34,700	4,300,371
FedEx Corporation	5,800	1,631,714
GE Vernova Inc.	7,825	2,573,877
General Dynamics Corporation	16,400	4,321,236
General Electric Company	32,100	5,353,959

See accompanying notes to financial statements.

9

Cornerstone Strategic Investment Fund, Inc. Schedule of Investments – December 31, 2024 (continued)

Description	No. of Shares	Value
INDUSTRIALS (Continued)
Honeywell International Inc.	28,800	$6,505,632
Illinois Tool Works Inc.	19,400	4,919,064
Johnson Controls International plc	9,500	749,835
Lockheed Martin Corporation	12,000	5,831,280
Norfolk Southern Corporation	14,500	3,403,150
Northrop Grumman Corporation	3,000	1,407,870
Old Dominion Freight Line, Inc.	3,800	670,320
PACCAR Inc.	30,100	3,131,002
Parker-Hannifin Corporation	2,100	1,335,663
Paychex, Inc.	7,300	1,023,606
Republic Services, Inc.	5,200	1,046,136
Rockwell Automation, Inc.	7,200	2,057,688
RTX Corporation	66,600	7,706,952
Trane Technologies plc - Class A	6,400	2,363,840
TransDigm Group Incorporated	2,900	3,675,112
Uber Technologies, Inc. *	12,600	760,032
Union Pacific Corporation	27,300	6,225,492
United Parcel Service, Inc. - Class B	19,800	2,496,780
Veralto Corporation	10,766	1,096,517
Waste Management, Inc.	22,600	4,560,454
		115,861,319
INFORMATION TECHNOLOGY — 24.39%
Accenture plc - Class A - ADR	24,000	8,442,960
Adobe Inc. *	6,800	3,023,824
Advanced Micro Devices, Inc. *	51,100	6,172,369
Analog Devices, Inc.	16,100	3,420,606
Apple Inc.	517,400	129,567,308
Applied Materials, Inc.	54,400	8,847,072
Broadcom Inc.	111,300	25,803,792
Cisco Systems, Inc.	133,000	7,873,600
Intuit Inc.	8,800	5,530,800
KLA Corporation	3,000	1,890,360
Lam Research Corporation	36,000	2,600,280
Micron Technology, Inc.	6,500	547,040
Microsoft Corporation	227,500	95,891,250
NVIDIA Corporation	716,900	96,272,501
Oracle Corporation	59,300	9,881,752
QUALCOMM Incorporated	18,200	2,795,884
Salesforce, Inc.	29,600	9,896,168
Synopsys, Inc. *	5,700	2,766,552
Texas Instruments Incorporated	25,100	4,706,501
		425,930,619
MATERIALS — 0.63%
Air Products and Chemicals, Inc.	4,800	1,392,192
Corteva, Inc.	14,800	843,008
Ecolab Inc.	6,800	1,593,376
Freeport-McMoRan Inc.	9,100	346,528
Linde plc	10,800	4,521,636
Nucor Corporation	4,900	571,879
Sherwin-Williams Company (The)	4,900	1,665,657
		10,934,276
REAL ESTATE — 0.53%
American Tower Corporation	6,800	1,247,188
AvalonBay Communities, Inc.	3,000	659,910
CBRE Group, Inc. - Class A *	12,500	1,641,125
Equinix, Inc.	2,700	2,545,803

See accompanying notes to financial statements.

10

Cornerstone Strategic Investment Fund, Inc. Schedule of Investments – December 31, 2024 (concluded)

Description	No. of Shares	Value
REAL ESTATE (Continued)
Equity Residential	8,500	$609,960
Public Storage	4,300	1,287,592
Realty Income Corporation	17,200	918,652
SBA Communications Corporation - Class A	2,200	448,360
		9,358,590
UTILITIES — 1.84%
American Electric Power Company, Inc.	23,900	2,204,297
American Water Works Company, Inc.	13,500	1,680,615
Constellation Energy Corporation	27,333	6,114,665
Dominion Energy, Inc.	22,700	1,222,622
Duke Energy Corporation	25,600	2,758,144
Exelon Corporation	66,800	2,514,352
NextEra Energy, Inc.	92,100	6,602,649
Sempra	31,500	2,763,180
Southern Company	61,300	5,046,216
WEC Energy Group, Inc.	12,300	1,156,692
		32,063,432

TOTAL COMMON STOCKS		1,459,555,480

EXCHANGE-TRADED FUNDS — 8.61%
Consumer Staples Select Sector SPDR® Fund (The)	112,500	8,843,625
Energy Select Sector SPDR® Fund (The)	73,700	6,313,142
Health Care Select Sector SPDR® Fund (The)	43,700	6,011,809
Industrial Select Sector SPDR® Fund (The)	273,200	35,996,832
Materials Select Sector SPDR® Fund (The)	216,900	18,249,966
Real Estate Select Sector SPDR® Fund (The)	515,900	20,981,653
Technology Select Sector SPDR® Fund (The)	215,500	50,108,060
Vanguard Information Technology Index Fund ETF	6,100	3,792,980
TOTAL EXCHANGE-TRADED FUNDS		150,298,067

TOTAL EQUITY SECURITIES (cost - $1,213,453,088)		1,736,249,150

SHORT-TERM INVESTMENT — 0.62%
MONEY MARKET FUND — 0.62%
Fidelity Institutional Money Market Government Portfolio - Class I, 4.38% ^ (cost - $10,775,666)	10,775,666	10,775,666

TOTAL INVESTMENTS — 100.05% (cost - $1,224,228,754)		1,747,024,816

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.05%)		(800,086)

NET ASSETS — 100.00%		$1,746,224,730

*	Non-income producing security.

^	The rate shown is the 7-day effective yield as of December 31, 2024.

ADR	American Depositary Receipts

ETF	Exchange-Traded Funds

plc	Public Limited Company

See accompanying notes to financial statements.

11

Cornerstone Strategic Investment Fund, Inc. Statement of Assets and Liabilities – December 31, 2024

ASSETS
Investments, at value (cost – $1,224,228,754) (Notes B and C)	$1,747,024,816
Receivables:
Dividends	1,070,501
Prepaid expenses	44,299
Total Assets	1,748,139,616

LIABILITIES
Payables:
Investment management fees (Note D)	1,521,052
Directors’ fees and expenses	77,986
Administration and fund accounting fees (Note D)	59,506
Other accrued expenses	256,342
Total Liabilities	1,914,886

NET ASSETS (applicable to 248,400,965 shares of common stock)	$1,746,224,730

NET ASSET VALUE PER SHARE ($1,746,224,730 ÷ 248,400,965)	$7.03

NET ASSETS CONSISTS OF
Common stock, $0.001 par value; 248,400,965 shares issued and outstanding (800,000,000 shares authorized)	$248,401
Paid-in capital	1,223,307,075
Accumulated earnings	522,669,254
Net assets applicable to shares outstanding	$1,746,224,730

See accompanying notes to financial statements.

12

Cornerstone Strategic Investment Fund, Inc. Statement of Operations – for the Year Ended December 31, 2024

INVESTMENT INCOME
Income:
Dividends	$24,479,727

Expenses:
Investment management fees (Note D)	16,943,070
Administration and fund accounting fees (Note D)	709,799
Directors’ fees and expenses	308,928
Printing	229,160
Custodian fees	191,518
Legal and audit fees	68,911
Transfer agent fees	46,267
Stock exchange listing fees	34,010
Insurance	29,087
Miscellaneous	47,144
Total Expenses	18,607,894

Net Investment Income	5,871,833

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	106,993,804
Long-term capital gain distributions from regulated investment companies	9,360,996
Net change in unrealized appreciation/(depreciation) in value of investments	251,974,330
Net realized and unrealized gain on investments	368,329,130

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$374,200,963

See accompanying notes to financial statements.

13

Cornerstone Strategic Investment Fund, Inc. Statements of Changes in Net Assets

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023

INCREASE IN NET ASSETS
Operations:
Net investment income	$5,871,833	$5,719,087
Net realized gain from investments	116,354,800	120,041,542
Net change in unrealized appreciation/(depreciation) in value of investments	251,974,330	267,486,319

Net increase in net assets resulting from operations	374,200,963	393,246,948

Distributions to stockholders (Note B):
From earnings	(120,825,925)	(124,050,838)
Return-of-capital	(192,374,807)	(205,965,385)

Total distributions to stockholders	(313,200,732)	(330,016,223)

Common stock transactions:
Proceeds from 14,921,848 and 17,467,548 shares newly issued in reinvestment of dividends and distributions, respectively	105,032,122	116,621,678

Net increase in net assets from common stock transactions	105,032,122	116,621,678

Total increase in net assets	166,032,353	179,852,403

NET ASSETS
Beginning of year	1,580,192,377	1,400,339,974
End of year	$1,746,224,730	$1,580,192,377

See accompanying notes to financial statements.

14

Cornerstone Strategic Investment Fund, Inc. Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	For the Years Ended December 31,
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$6.77	$6.48	$10.23	$9.93	$10.80
Net investment income #	0.02	0.03	0.02	0.01	0.05
Net realized and unrealized gain/(loss) on investments	1.54	1.74	(2.20)	1.86	1.31
Net increase/(decrease) in net assets resulting from operations	1.56	1.77	(2.18)	1.87	1.36

Dividends and distributions to stockholders:
Net investment income	(0.02)	(0.03)	(0.03)	(0.01)	(0.05)
Net realized capital gains	(0.48)	(0.53)	(0.22)	(0.92)	(0.78)
Return-of-capital	(0.80)	(0.92)	(1.91)	(0.99)	(1.40)
Total dividends and distributions to stockholders	(1.30)	(1.48)	(2.16)	(1.92)	(2.23)

Common stock transactions:
Anti-dilutive effect due to shares issued:
Rights offering	—	—	0.59	0.35	—
Reinvestment of dividends and distributions	0.00 +	0.00 +	0.00 +	0.00 +	0.00 +
Common stock repurchases	—	—	—	—	0.00 +
Total common stock transactions	0.00 +	0.00 +	0.59	0.35	0.00 +

Net asset value, end of year	$7.03	$6.77	$6.48	$10.23	$9.93
Market value, end of year	$8.59	$7.19	$7.37	$14.29	$11.73
Total investment return (a)	43.57%	21.40%	(32.21)%	47.04%	31.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$1,746,225	$1,580,192	$1,400,340	$1,227,371	$769,031
Ratio of net expenses to average net assets (b)	1.10%	1.11%	1.11%	1.12%	1.14%
Ratio of net investment income to average net assets (c)	0.35%	0.38%	0.31%	0.14%	0.47%
Portfolio turnover rate	22%	46%	39%	72%	95%

#	Based on average shares outstanding.
+	Amount rounds to less than $0.01 per share.
(a)

Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(b)	Expenses do not include expenses of investment companies in which the Fund invests.
(c)	Recognition of net investment income by the Fund may be affected by the timing of the declaration of dividends, if any, by investment companies in which the Fund invests.

See accompanying notes to financial statements.

15

Cornerstone Strategic Investment Fund, Inc. Notes to Financial Statements

NOTE A. ORGANIZATION

Cornerstone Strategic Investment Fund, Inc. (formerly Cornerstone Strategic Value Fund, Inc.) (the “Fund” or “CLM”) was incorporated in Maryland on May 1, 1987 and commenced investment operations on June 30, 1987. Effective December 6, 2024, the Fund changed its name from Cornerstone Strategic Value Fund, Inc. to Cornerstone Strategic Investment Fund, Inc. Its investment objective is to seek long-term capital appreciation through investment primarily in equity securities of U.S. and non-U.S. companies. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services–Investment Companies.”

The Fund operates as a single operating segment. The Fund’s income, expenses, assets and performance are regularly monitored and assessed as a whole by Cornerstone Advisors, LLC (the “Investment Manager” or “Cornerstone”), who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events: The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date its financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to such financial statements.

Portfolio Valuation: Investments are stated at value in the accompanying financial statements. Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Investment Manager, as the Fund’s Valuation Designee, shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price.

Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the Investment Manager, as the Fund’s Valuation Designee, to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Investment Manager, as the Fund’s Valuation Designee, deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the

16

Cornerstone Strategic Investment Fund, Inc. Notes to Financial Statements (continued)

quotations the Investment Manager, as the Fund’s Valuation Designee, believes reflect most closely the value of such securities. At December 31, 2024, the Fund held no securities valued in good faith by the Investment Manager, as the Fund’s Valuation Designee.

The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the NYSE is closed.

The Fund is exposed to financial market risks, including the valuations of its investment portfolio. During the year ended December 31, 2024, the Fund did not invest in derivative instruments or engage in hedging activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

The Fund holds certain investments which pay distributions to their stockholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are treated as a reduction of the cost of investments or as a realized gain, respectively.

Taxes: No provision is made for U.S. federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its stockholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of December 31, 2024, the Fund does not have any interest or penalties associated with the under-payment of any income taxes. Management reviewed any uncertain tax positions for open tax years 2021 through 2023, and for the year ended December 31, 2024. There was no material impact to the financial statements.

Distributions to Stockholders: Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to stockholders. On November 29, 2006, this distribution policy was updated to provide for the annual resetting of the monthly distribution amount per share based on the Fund’s net asset value on the last business day in each October. The terms of the distribution policy will be reviewed and approved at least annually by the Fund’s Board of Directors and can be modified at their discretion. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long- term capital gains or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund’s investment portfolio. The Fund plans to maintain this distribution policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to stockholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the

17

Cornerstone Strategic Investment Fund, Inc. Notes to Financial Statements (continued)

Board may terminate this distribution policy at any time and such termination may have an adverse effect on the market price for the Fund’s common shares. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that the Fund’s taxable income in any calendar year exceeds the aggregate amount distributed pursuant to this distribution policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund’s taxable income, the amount of that excess may constitute a return-of-capital for tax purposes. A return-of-capital distribution reduces the cost basis of an investor’s shares in the Fund. Dividends and distributions to stockholders are recorded by the Fund on the ex-dividend date.

NOTE C. FAIR VALUE

As required by the Fair Value Measurement and Disclosures Topic of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

At the August 2, 2024 meeting of the Board of Directors, the Board approved updated Valuation and Fair Pricing Policies and Procedures. The Board designated the Investment Manager as the Valuation Designee (the “Valuation Designee”), pursuant to Rule 2a-5 under the 1940 Act, and in turn the Investment Manager established a pricing/valuation committee to assume the day-to-day fair value responsibilities of the Fund, as necessary. Securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value, as determined by the Valulation Designee. In making such fair value determinations, the Valulation Designee is required to consider all appropriate factors relevant to the value of securities for which other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valulation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debit issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of

18

Cornerstone Strategic Investment Fund, Inc. Notes to Financial Statements (continued)

market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the Fund’s investments and the inputs used as of December 31, 2024, in valuing the investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices
Equity Securities	$1,736,249,150	$—
Short-Term Investment	10,775,666	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,747,024,816	$—

*	Other financial instruments include futures, forwards and swap contracts, if any.

The breakdown of the Fund’s investments into major categories is disclosed in its Schedule of Investments.

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2024.

NOTE D. AGREEMENTS WITH AFFILIATES

At December 31, 2024, certain officers of the Fund are also officers of Cornerstone or Ultimus Fund Solutions, LLC (“Ultimus”). Such officers are paid no fees by the Fund for serving as officers of the Fund.

Investment Management Agreement

Cornerstone serves as the Fund’s Investment Manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund’s average weekly net assets. For the year ended December 31, 2024, Cornerstone earned $16,943,070 for investment management services.

Fund Accounting and Administration Agreement

Under the fund accounting and administration agreement with the Fund, Ultimus is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to stockholders, reports to and filings with the Securities and Exchange Commission (“SEC”) and materials for meetings of the Board.

Ultimus is also responsible for calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus is entitled to receive a fee in accordance with the agreements. For the year ended December 31, 2024, Ultimus earned $709,799 as fund accounting agent and administrator.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2024, purchases and sales of securities, other than short-term investments, were $376,400,502 and $565,395,114, respectively.

19

Cornerstone Strategic Investment Fund, Inc. Notes to Financial Statements (concluded)

NOTE F. SHARES OF COMMON STOCK

The Fund has 800,000,000 shares of common stock authorized and 248,400,965 shares issued and outstanding at December 31, 2024. Transactions in common stock for the year ended December 31, 2024, were as follows:

Shares at beginning of year	233,479,117
Shares newly issued from rights offering	—
Shares issued in reinvestment of dividends and distributions	14,921,848
Shares at end of year	248,400,965

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales.

The tax character of dividends and distributions paid to stockholders during the years ended December 31, 2024 and December 31, 2023 was as follows:

	December 31, 2024	December 31, 2023
Ordinary Income	$34,177,537	$14,232,381
Long-Term Capital Gains	86,648,388	109,818,457
Return-of-Capital	192,374,807	205,965,385
Total Distributions	$313,200,732	$330,016,223

At December 31, 2024, the components of accumulated earnings on a tax basis for the Fund were as follows:

Net unrealized appreciation	$522,669,254
Total accumulated earnings	$522,669,254

The following information is computed on a tax basis for each item as of December 31, 2024:

Cost of portfolio investments	$1,224,355,562
Gross unrealized appreciation	$558,506,624
Gross unrealized depreciation	(35,837,370)
Net unrealized appreciation	$522,669,254

20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Cornerstone Strategic Investment Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cornerstone Strategic Investment Fund, Inc. (formerly Cornerstone Strategic Value Fund, Inc.) (the “Fund”) as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated February 23, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 14, 2025

21

2024 Tax Information (unaudited)

This notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns. As indicated in this notice, a portion of the Fund’s distributions for 2024 were comprised of a return-of-capital; accordingly, these distributions do not represent yield or investment return on the Fund’s portfolio.

SOURCES OF DIVIDENDS AND DISTRIBUTIONS (Per Share Amounts)
Payment Dates:	1/31/2024	2/29/2024	3/28/2024	4/30/2024	5/31/2024	6/28/2024
Ordinary Income (1)	$0.0119	$0.0119	$0.0119	$0.0119	$0.0119	$0.0119
Return-of-Capital (2)	0.0667	0.0667	0.0667	0.0667	0.0667	0.0667
Capital Gain (3)	0.0300	0.0300	0.0300	0.0300	0.0300	0.0300
Total	$0.1086	$0.1086	$0.1086	$0.1086	$0.1086	$0.1086

Payment Dates:	7/31/2024	8/30/2024	9/30/2024	10/31/2024	11/29/2024	12/31/2024
Ordinary Income (1)	$0.0119	$0.0119	$0.0119	$0.0119	$0.0119	$0.0119
Return-of-Capital (2)	0.0667	0.0667	0.0667	0.0667	0.0667	0.0667
Capital Gain (3)	0.0300	0.0300	0.0300	0.0300	0.0300	0.0300
Total	$0.1086	$0.1086	$0.1086	$0.1086	$0.1086	$0.1086

Notes:

(1)

Ordinary Income Dividends – This is the total per share amount of ordinary income dividends and short-term capital gain distributions (if applicable) included in the amount reported in Box 1a on Form 1099-DIV.

(2)

Return-of-Capital – This is the per share amount of return-of-capital, or sometimes called nontaxable, distributions reported in Box 3 – under the title “Nondividend distributions” – on Form 1099-DIV. This amount should not be reported as taxable income on your current return. Rather, it should be treated as a reduction in the original cost basis of your investment in the Fund.

(3)	Capital Gains Distributions – This is the total per share amount of capital gain distribution included in the amount reported in Box 2a on Form 1099-DIV.

The Fund has met the requirements to pass through 100% of its ordinary income dividends as qualified dividends, which are subject to a maximum federal tax rate of 23.8% (20% qualified dividends maximum long-term capital gain rate plus 3.8% Medicare tax). This is reported in Box 1b on Form 1099-DIV. Ordinary income dividends should be reported as dividend income on Form 1040. Please note that to utilize the lower tax rate for qualifying dividend income, stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

Long-term capital gain distributions arise from gains on securities held by the Fund for more than one year. They are subject to a maximum federal rate of 20% (23.8%, reflecting 3.8% Medicare tax on income exceeding certain threshold amounts).

Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary income dividend paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRA’s and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Stockholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

22

Additional Information Regarding the Fund’s Directors and Corporate Officers (unaudited)

Name and Address* (Birth Date)	Position(s) Held with Fund	Principal Occupation over Last 5 Years	Position with Fund Since
Ralph W. Bradshaw** (Dec. 1950)	Chairman of the Board of Directors and President	President of Cornerstone Advisors, LLC; Financial Consultant; President and Director of Cornerstone Total Return Fund, Inc.	1998
Daniel W. Bradshaw** (May 1990)	Director; Assistant Secretary	Chief Investment Officer of Cornerstone Advisors, LLC (since May 2023); Vice President of Cornerstone Advisors, LLC (June 2019 - Apr. 2023); Director and Assistant Secretary of Cornerstone Total Return Fund, Inc.	2022
Joshua G. Bradshaw** (June 1988)	Director; Assistant Secretary	Chief Executive Officer of Cornerstone Advisors, LLC (since Jan. 2025); Chief Operating Officer of Cornerstone Advisors, LLC (May 2023 - Dec. 2024); Vice President of Cornerstone Advisors, LLC (June 2019 - Apr. 2023); Director and Assistant Secretary of Cornerstone Total Return Fund, Inc.	2021
Robert E. Dean (Apr. 1951)	Director; Audit, Nominating and Corporate Governance Committee Member	Director, National Bank Holdings Corp.; Director of Cornerstone Total Return Fund, Inc.	2014
Peter K. Greer (Mar. 1975)	Director; Audit, Nominating and Corporate Governance Committee Member	President and CEO of Hope International; Cofounder and Executive Director of Hope Global Investments (since 2021); Director of Cornerstone Total Return Fund, Inc.	2025
Marcia E. Malzahn (Apr. 1966)	Director; Audit, Nominating and Corporate Governance Committee Member	President and Founder of Malzahn Companies, LLC (2014 to present); President and CEO of Malzahn Strategic, LLC (since Jan. 2024); Director of Cornerstone Total Return Fund, Inc.	2019
Frank J. Maresca (Oct. 1958)	Director; Chairman of Audit Committee; Nominating and Corporate Governance Committee Member	Senior Advisor and Consultant, Broadridge Financial Solutions, Inc. (since May 2022); Vice President of Mutual Funds, Broadridge Financial Solutions, Inc. (Feb. 2018 - Apr. 2022); Director of Cornerstone Total Return Fund, Inc.	2020
Matthew W. Morris (May 1971)	Director; Audit, Nominating and Corporate Governance Committee Member	Founder and CEO, Lutroco LLC (Jan. 2020 – Present); President and CEO, Stewart Information Services Corporation (Nov. 2011 – Jan. 2020); Director of Cornerstone Total Return Fund, Inc.	2017

23

Additional Information Regarding the Fund’s Directors and Corporate Officers (unaudited) (concluded)

Name and Address* (Birth Date)	Position(s) Held with Fund	Principal Occupation over Last 5 Years	Position with Fund Since
Scott B. Rogers (July 1955)	Director; Audit, Nominating and Corporate Governance Committee Member	Chief Executive Office, Asheville Buncombe Community Christian Ministry (“ABCCM”); President, ABCCM Doctor’s Medical Clinic; Director, Faith Partnerships Incorporated; Member of North Carolina’s Council on Homelessness; Director of Cornerstone Total Return Fund, Inc.	2001
Andrew A. Strauss (Nov. 1953)	Director; Chairman of Nominating and Corporate Governance Committee and Audit Committee Member	Attorney and senior member of Strauss Attorneys PLLC; Director of Deerfield Charitable Foundation; Director of Cornerstone Total Return Fund, Inc.	2001
Benjamin V. Mollozzi (Oct. 1984)	Chief Compliance Officer	Counsel and Chief Compliance Officer of Cornerstone Advisors, LLC (Since Mar. 2024); Counsel of Western & Southern Financial Group (Jan. 2022 - Feb. 2024); Attorney of U.S. Bank, N.A. (May 2021 - Jan. 2022); Attorney of Ultimus Fund Solutions, LLC (Aug. 2015 - May 2021); Chief Compliance Officer of Cornerstone Total Return Fund, Inc. (since May 2024)	2024
Hoyt M. Peters (Sep. 1963)	Secretary and Assistant Treasurer	Vice President of Cornerstone Advisors, LLC; Secretary and Assistant Treasurer of Cornerstone Total Return Fund, Inc.	2019, 2013
Brian J. Lutes (June 1975)	Treasurer	Senior Vice President, Relationship Management of Ultimus Fund Solutions, LLC (since Jan. 2024); Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC; Treasurer (effective Mar. 2, 2022) of Cornerstone Total Return, Inc.	2022

*	The mailing address of each Director and/or Officer with respect to the Fund’s operation is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

**

Designates a director who is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended. Messrs. Bradshaw are interested persons of the Fund by virtue of their current position with the Investment Adviser of the Fund.

24

Fund Investment Objectives, Policies and Risks (unaudited)

Investment Objective

The investment objective of Cornerstone Strategic Investment Fund, Inc. (formerly Cornerstone Strategic Value Fund, Inc.) (the “Fund”) is to seek long-term capital appreciation through investment primarily in equity securities of U.S. and non-U.S. companies which Fund management believes have demonstrated fundamental investment value and favorable growth prospects, as determined by Cornerstone Advisors, LLC (the “Investment Manager”). The Fund’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without stockholder approval.

Investment Strategies

The Fund’s portfolio, under normal market conditions, will consist principally of the equity securities of U.S. and non-U.S. companies. Currently, the Fund primarily invests in companies with large capitalizations, however, the Fund may invest in companies of all capitalization ranges. The Fund invests in common stocks and may also invest in preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter. The Fund may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers’ acceptances issued by U.S. and non-U.S. banks having deposits of at least $500 million. In addition, the Fund may engage in hedging transactions to reduce its company market and currency exchange exposure.

In determining which securities to buy for the Fund’s portfolio, the Investment Manager uses a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the Investment Manager.

Although the Fund has the ability to invest a significant portion of its assets in non-U.S. companies, the Fund has consistently maintained the investment of at least 95% of its assets in U.S. listed companies since June 30, 2001.

The Fund may invest without limitation in other closed-end investment companies and Exchange-Traded Funds (“ETFs”), provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

To comply with provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), on any matter upon which the Fund is solicited to vote as a stockholder in an investment company in which it invests, the Investment Manager votes such shares in the same general proportion as shares held by other stockholders of that investment company. The Fund does not and will not invest in any other closed-end funds managed by the Investment Manager.

25

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

The Fund may invest up to 15% of its assets in illiquid U.S. and non-U.S. securities. The Fund will invest only in such illiquid securities that, in the opinion of the Investment Manager, present opportunities for substantial growth over a period of two to five years.

The Fund’s investment policies emphasize long-term investment in securities. Therefore, the Fund’s annual portfolio turnover rate is expected to continue to be relatively low, normally ranging between 10% and 90%. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses.

The Fund’s foregoing investment policies may be changed by the Fund’s Board of Directors without stockholder vote.

Although the Fund does not anticipate having any securities lending income during the current calendar year, the Fund may lend the securities that it owns to others, which would allow the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Investment Manager may invest the Fund’s cash balances in any investments it deems appropriate. Such investments may include, without limitation and as permitted under the 1940 Act, money market funds, U.S. Treasury and U.S. agency securities, municipal bonds, repurchase agreements and bank accounts. Many of the considerations entering into the Investment Manager’s recommendations and the portfolio manager’s decisions are subjective.

The Fund has no current intent to use leverage; however, the Fund reserves the right to utilize limited leverage through issuing preferred shares. The Fund also may borrow money in amounts not exceeding 10% of its total assets (including the amount borrowed) for temporary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. In addition, the Fund may incur leverage through the use of investment management techniques (e.g., “uncovered” sales of put and call options, futures contracts and options on futures contracts). In order to hedge against adverse market shifts and for non-hedging, speculative purposes, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities or stock indices.

Risk Factors

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the principal risk factors associated with investment in

26

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors. The Fund bears these risks directly and indirectly through its investments in other investment companies.

Principal Risks

Stock Market Volatility. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, changing economic, political or market conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the equities or other securities markets, adverse investor sentiment or political events. The Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Governments may respond aggressively to such events, including by closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, which could have negative impacts, and in many cases severe negative impacts, on markets worldwide. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments.

The COVID-19 outbreak in 2020 resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund and a stockholder’s investment in the Fund.

27

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Issuer Specific Changes. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Closed-End Fund Risk. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Common Stock Risk. The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions.

Global Market Risk. An investment in Fund shares is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

28

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Managed Distribution Policy Risk. Under the Fund’s managed distribution policy (the “Distribution Policy”), the Fund makes monthly distributions to stockholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings from the Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to stockholders. If this were to be the case, the Fund’s assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund’s investment objective. Distributions may constitute a return of capital to stockholders and lower the tax basis in their shares which, for the taxable stockholders, will defer any potential gains until the shares are sold. For the taxable stockholders, the portion of distribution that constitutes ordinary income and/or capital gains is taxable to such stockholders in the year the distribution is declared. A return of capital is non-taxable to the extent of the stockholder’s basis in the shares. The stockholders would reduce their basis (but not below zero) in the shares by the amount of the distribution and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the stockholder’s original investment amount. Any return of capital will be separately identified when stockholders receive their tax statements. Any return of capital that exceeds cost basis may be treated as capital gain. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund may need to raise additional capital in order to maintain the Distribution Policy.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Manager’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict and may not result in a favorable pricing opportunity that allows the Investment Manager to fulfill the Fund’s investment objective. The Investment Manager’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Investment Manager, the Investment Manager may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Other Investment Company Securities Risk. The Fund may invest in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

Although the Fund currently does not intend to use financial leverage, the securities of other investment companies in which the Fund invests may be leveraged, which will subject the Fund to the risks associated with the use of leverage. Such risks include, among other things, the likelihood of greater volatility of the net asset value and market price of such shares; the risk that fluctuations in interest rates on the borrowings of

29

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

such investment companies, or in the dividend rates on preferred shares that they must pay, will cause the yield on the shares of such companies to fluctuate more than the yield generated by unleveraged shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of such shares than if such companies did not use leverage, which may result in a greater decline in the market price of such shares.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Convertible Securities Risk. The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Credit Risk. Fixed income securities rated B or below by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Debt Security Risk. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

30

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Illiquid Securities. The Fund may invest up to 15% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Investment in Small and Mid-Capitalization Companies. The Fund may invest in companies with mid or small sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, that Fund will be susceptible to significant losses.

Leverage Risk. Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then

31

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leverage strategy will be successful.

Market Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value.

Portfolio Turnover Risk. The Investment Manager cannot predict the Fund’s securities portfolio turnover rate with certain accuracy, but anticipates that its annual portfolio turnover rate will normally range between 10% and 90% under normal market conditions. However, it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Preferred Securities Risk. Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

32

Fund Investment Objectives, Policies and Risks (unaudited) (concluded)

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code, provided, however, the Fund may designate certain dividends from a REIT as “Section 199A dividends,” which may be taxed to individual stockholders and other non-corporate stockholders at a reduced effective U.S. federal income tax rate depending on whether certain requirements are satisfied.

The Fund’s investment in REITs may include an additional risk to stockholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to stockholders may also include a nontaxable return of capital. Stockholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a stockholder’s basis in the Fund shares, such stockholder will generally recognize capital gain.

Repurchase Agreement Risk. The Fund does not enter into nor does it currently intend to enter into repurchase agreements, however, if the Fund were to enter into repurchase agreements, the Fund could suffer a loss if the proceeds from a sale of the securities underlying a repurchase agreement to which it is a party turns out to be less than the repurchase price stated in the agreement. In addition, repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund retains the right to recall securities that it lends to enable it to vote such securities if it determines such vote to be material. Despite its right to recall securities lent, there can be no guarantee that recalled securities will be received timely to enable the Fund to vote those securities. The Fund does not anticipate having any securities lending income during the current calendar year.

33

Description of Dividend Reinvestment Plan (unaudited)

Cornerstone Strategic Investment Fund, Inc. (formerly Cornerstone Strategic Value Fund, Inc.) (the “Fund”) operates a Dividend Reinvestment Plan (the “Plan”), administered by Equiniti Trust Company, LLC (the “Agent”), pursuant to which the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Stockholders automatically participate in the Fund’s Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating stockholder. Stockholders who do not wish to have Distributions automatically reinvested should so notify the Agent at 48 Wall Street, 23rd Floor, New York, NY 10005. Under the Plan, the Fund’s Distributions to stockholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution the Agent, on the stockholder’s behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from stockholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding shares on the open market, on the NYSE American or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of Newly Issued Shares received when Distributions are reinvested will be determined by dividing the amount of the Distribution either by the Fund’s last reported net asset value per share or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the Distribution, whichever is lower. However, if the last reported net asset value of the Fund’s shares is higher than the average closing price of the Fund over the five trading days preceding the payment date of the Distribution ice (i.e., the Fund is selling at a discount), shares may be acquired by the Agent in Open Market Purchases and allocated to the reinvesting stockholders based on the average cost of such Open Market Purchases. Upon notice from the Fund, the Agent will receive the distribution in cash and will purchase shares of common stock in the open market, on the NYSE American or elsewhere, for the participants’ accounts, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the net asset value at the time of valuation.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues the remaining shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Whenever the Fund declares a Distribution and the last reported net asset value of the Fund’s shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Fund shares for such Plan participant’s account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where

34

Description of Dividend Reinvestment Plan (unaudited) (concluded)

temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant’s purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

Registered stockholders who do not wish to have their Distributions automatically reinvested should so notify the Fund in writing. If a stockholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any Distribution, the stockholder will automatically receive such Distributions in additional shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. The Agent will maintain all stockholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. The Agent will distribute all proxy solicitation materials to participating stockholders.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the stockholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participants account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan.

Participants may at any time sell some or all their shares though the Agent. Shares may be sold via the internet at www.equiniti.com or through the toll free number. Participants can also use the tear off portion attached to the bottom of their statement and mail the request to Equiniti Trust Company, LLC, 48 Wall Street, 23rd Floor, New York, NY 10005. There is a commission of $0.05 per share.

All correspondence concerning the Plan should be directed to Equiniti Trust Company, LLC, 48 Wall Street, 23rd Floor, New York, NY 10005. Certain transactions can be performed online at www.equiniti.com or by calling the toll-free number (866) 668-6558.

35

Proxy Voting and Portfolio Holdings Information (unaudited)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

●	without charge, upon request, by calling toll-free (866) 668-6558; and

●	on the website of the SEC, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free (866) 668-6558, and on the SEC’s website at www.sec.gov or on the Fund’s website at www.cornerstonestrategicinvestmentfund.com (See Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.

Summary of General Information (unaudited)

Cornerstone Strategic Investment Fund, Inc. (formerly Cornerstone Strategic Value Fund, Inc.) is a closed-end, diversified investment company whose shares trade on the NYSE American. Its investment objective is to seek capital appreciation with current income as a secondary objective. The Fund is managed by Cornerstone Advisors, LLC.

Stockholder Information (unaudited)

The Fund is listed on the NYSE American (symbol “CLM”). The previous week’s net asset value per share, market price, and related premium or discount are available on the Fund’s website at www.cornerstonestrategicinvestmentfund.com.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Cornerstone Strategic Investment Fund, Inc. may from time to time purchase shares of its common stock in the open market.

36

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Cornerstone Strategic Investment Fund, Inc.

(b)	Included with (a)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Frank J. Maresca. Mr. Maresca is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000 and $26,000 with respect to the registrant’s fiscal years ended December 31, 2024 and December 31, 2023, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended December 31, 2024 and December 31, 2023, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. Other fees billed were $0 and $0 with respect to the registrant’s fiscal years ended December 31, 2024 and December 31, 2023, respectively.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the audit committee's responsibilities to the registrant's investment adviser. The audit committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full audit committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended December 31, 2024 and December 31, 2023, aggregate non-audit fees of $6,000 and $6,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrants principal accountant for services rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. Frank J. Maresca (Chairman), Robert E. Dean, Peter K. Greer, Marcia E. Malzahn, Matthew W. Morris, Scott B. Rogers and Andrew A. Strauss are the members of the registrant's audit committee.

(b)	Not applicable

Item 6. Investments.

(a) The Registrant(s) schedule(s) of investments is included in the Financial Statements under Item 1 of this form.

(b) Not applicable

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 1

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant and Cornerstone Advisors, LLC, the registrant's investment adviser, share the same proxy voting policies and procedures. The proxy voting policies and procedures of the registrant and Cornerstone Advisors, LLC are attached as Exhibit 99.VOTEREG.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	All information included in this Item is as of the date of the filing of this Form N-CSR, unless otherwise noted.

Ralph W. Bradshaw is a portfolio manager of the registrant. Mr. Ralph W. Bradshaw has acted as portfolio manager since 2002. Mr. Ralph W. Bradshaw is President of Cornerstone Advisors, LLC and serves as President and Chairman of the Board of the registrant and Cornerstone Total Return Fund, Inc.

Joshua G. Bradshaw is a portfolio manager of the registrant. Mr. Joshua G. Bradshaw has acted as portfolio manager since 2018. Mr. Joshua G. Bradshaw is the Chief Executive Officer (since Jan. 2025), was the Chief Operating Officer (May 2023 – Dec. 2024) and was a Vice President (June 2019 – Apr. 2023) of Cornerstone Advisors, LLC and serves as a Director and Assistant Secretary of the registrant of Cornerstone Total Return Fund, Inc.

Daniel W. Bradshaw is a portfolio manager of the registrant. Mr. Daniel W. Bradshaw has acted as portfolio manager since 2018. Mr. Daniel W. Bradshaw is the Chief Investment Officer (since May 2023) and was a Vice President (June 2019 – Apr. 2023) of Cornerstone Advisors, LLC and serves as a Director and Assistant Secretary of the registrant and Cornerstone Total Return Fund, Inc.

(a)(2)	Messrs. Bradshaw manage one other closed-end registered investment company: Cornerstone Total Return Fund, Inc. As of December 31, 2024, net assets of Cornerstone Total Return Fund, Inc. were $778,845,212. Messrs. Bradshaw managed no accounts except for the registrant and Cornerstone Total Return Fund, Inc. Messrs. Bradshaw manage no accounts where the advisory fee is based on the performance of the account. No material conflicts of interest exist in connection with the portfolio managers’ management of the registrant's investments, on the one hand, and the investment of the other accounts included in response to this Item, on the other.

(a)(3)	Compensation for each of Ralph W. Bradshaw, Joshua G. Bradshaw, and Daniel W. Bradshaw includes a fixed salary paid by Cornerstone Advisors, LLC plus a share of the profits of Cornerstone Advisors, LLC. The profitability of Cornerstone Advisors, LLC is primarily dependent upon the value of the assets of the registrant and other managed accounts. However, compensation is not directly based upon the registrant's performance or on the value of the registrant's assets.

(a)(4)	The dollar range of equity securities in the registrant beneficially owned by each portfolio manager as of December 31, 2024 is as follows:

Ralph W. Bradshaw: $500,001-$1,000,000

Joshua G. Bradshaw: $10,001-$50,000

Daniel W. Bradshaw: $100,001-$500,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) or this Item.

Item 16. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant does not engage in securities lending activities.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable

(b) Not applicable

Item 19. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountant: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.VOTEREG	Proxy Voting Policies and Procedures
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cornerstone Strategic Investment Fund, Inc.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President (Principal Executive Officer)

Date	March 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President (Principal Executive Officer)

Date	March 4, 2025

By (Signature and Title)*		/s/ Brian J. Lutes
Brian J. Lutes, Treasurer and Principal Financial Officer

Date	March 4, 2025

*	Print the name and title of each signing officer under his or her signature.